Phoenix Balanced Fund

Phoenix Capital Growth Fund

Phoenix Mid-Cap Growth Fund,

each a series of Phoenix Series Fund

Supplement dated March 10, 2008 to the Prospectus

and Statement of Additional Information (“SAI”) dated February 29, 2008

Important Notice to Investors

Effective March 10, 2008, the Phoenix Balanced Fund, the Phoenix Capital Growth Fund and the Phoenix Mid-Cap Growth Fund, series of Phoenix Series Fund (each a “Predecessor Fund”), have been reorganized into funds named Phoenix Balanced Fund, Phoenix Capital Growth Fund and Phoenix Mid-Cap Growth Fund, respectively, series of Phoenix Equity Trust (each a “Successor Fund”). Each Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about each of the Phoenix Balanced Fund, Phoenix Capital Growth Fund and Phoenix Mid-Cap Growth Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 393/PSF Reorg (03/08)